UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 13, 2004

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



         North Carolina                    1-13408               56-1362926
 (State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code     (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  Regulation FD Disclosure

Digital Recorders, Inc. has appointed American Stock Transfer & Trust Company of New York as the new transfer agent and registrar of its common stock, effective Monday, September 13, 2004. American Stock Transfer & Trust Company replaces Continental Stock Transfer & Trust Company of New York.

Shareholders seeking information regarding stock transfers, lost certificates, and/or address changes should contact: American Stock Transfer & Trust Company; 59 Maiden Lane; New York, NY 10038; Phone: (800) 903-3727; Fax:
(718) 921-8340.

This Form 8-K is furnished to, but not filed with, the Securities and Exchange Commission.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DIGITAL RECORDERS, INC.

Date: September 13, 2004     By: /s/ DAVID L. TURNEY
                                 -----------------------------------------------
                                 David L. Turney
                                 Chairman, Chief Executive Officer and President